Exhibit 99.1

EXECUTION VERSION
AMENDMENT NO. 1
TO THE AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 (this “Amendment”), dated as of March 8, 2007 to that Amended and Restated Credit Agreement dated as of December 15, 2006 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), by and among Denny’s, Inc. a California corporation, Denny’s Realty, LLC, a Delaware limited liability company (each of the foregoing, individually, a “Borrower” and, jointly and severally, and collectively, the “Borrowers”), Denny’s Corporation, a Delaware corporation (“Parent”), Denny’s Holdings, Inc., a New York corporation (“Denny’s Holdings”), DFO, LLC, a Delaware limited liability company (“DFO”), the Lenders from time to time party thereto and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

PRELIMINARY STATEMENTS:

(1)  The Borrowers, Parent, Denny’s Holdings and DFO have requested that the Lenders amend the Credit Agreement to effect the changes described in this Amendment, and the Lenders that are parties to this Amendment have agreed, subject always to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below in this Amendment. Subject to the terms and conditions hereof, in the event that all of the Term Lenders and all of the LC Facility Lenders approve this Amendment, the Credit Agreement shall be amended as set forth in Section 1 below, and in the event that less than all of the Term Lenders or less than all of the LC Facility Lenders approve this Amendment, the Credit Agreement shall be amended as set forth in Sections 1 and 2 below.

(2)  In the event that less than all of the Term Lenders or less than all of the LC Facility Lenders approve this Amendment, the Borrowers desire to refinance and replace (a) all of the outstanding Term Loans under the Credit Agreement with a new class of Term A Loans under the Credit Agreement (collectively, “Term A Loans”) in the aggregate original principal amount of $260,000,000 (with the aggregate outstanding principal amount of $242,982,702.00 as of the First Amendment Effective Date) and (b) all of the outstanding Credit-Linked Deposits under the Credit Agreement with a new class of Credit-Linked A Deposits under the Credit Agreement (collectively, “Credit-Linked A Deposits”) in the aggregate original principal amount of $40,000,000, in each case, having identical terms with, and having the same rights and obligations under the Credit Agreement and the other Loan Documents, as the Term Loans and Credit-Linked Deposits, except as such terms, rights and obligations are otherwise expressly amended by this Amendment.

(3)  In connection with the transactions described in paragraph (2) above, each Term Lender and each LC Facility Lender that executes and delivers this Amendment as a Term Lender and/or LC Facility Lender on or prior to the First Amendment Effective Date (as herein defined) shall be deemed, on and as of the First Amendment Effective Date, to have exchanged each of its Term Loans and/or Credit-Linked Deposits (which Term Loans and/or Credit-Linked Deposits shall thereafter be deemed terminated and refinanced in full; it being understood and agreed, however, that the Term A Loans and Credit-Linked A Deposits are in substitution for the Term Loans and/or Credit-Linked Deposits, respectively) for Term A Loans or Credit-Linked A Deposits, as applicable, in the same aggregate initial principal amount as the outstanding amount of such Term Lender’s Term Loans or such LC Facility Lender’s Credit-Linked Deposit, as the case may be, immediately prior to the First Amendment Effective Date, and each such Term Lender shall thereafter become a Term A Lender (each, in such capacity, a “Term A Lender”) and each such LC Facility Lender shall thereafter become a LC Facility A Lender (each, in such capacity, a “LC Facility A Lender”), in each case, under the Credit Agreement.

(4)  In connection with the transactions described in paragraph (2) above, each Person that executes and delivers this Amendment as a Term A Lender or a LC Facility A Lender on or prior to the First Amendment Effective Date, other than solely pursuant to an exchange of Term Loans described in Section 2.01A(a) of the Credit Agreement or an exchange of Credit-Linked Deposits described in Section 2.01A(b) of the Credit Agreement, as amended hereby (each, in such capacity, an “Additional Term A Lender” with respect to the Term A Loan and an “Additional LC Facility A Lender” with respect to the Credit-Linked A Deposits), will make Term A Loans to the Borrowers and/or deposit Credit-Linked A Deposits with the Administrative Agent, in each case, on the First Amendment Effective Date (each, an “Additional Term A Loan” with respect to the Term A Loan, and an “Additional Credit-Linked A Deposit” with respect to the Credit-Linked A Deposits) in the aggregate initial principal amount equal to the amount set forth opposite such Additional Term A Lender’s or Additional LC Facility A Lender’s name under the caption “Additional Term A Commitment” and “Additional LC Facility A Commitment” on Schedule 2.01 to the Credit Agreement, as amended as of the First Amendment Effective Date. The entire proceeds of (a) each Additional Term A Loan shall be used by the Borrowers for the exclusive purpose of refinancing in full the outstanding principal amount of the Term Loans of the Term Lenders, if any, that do not execute and deliver this Amendment as Term A Lenders on or prior to the First Amendment Effective Date and (b) each Additional Credit-Linked A Deposit shall be deposited with the Administrative Agent on the First Amendment Effective Date for the exclusive purpose of replacing in full the outstanding amount of the Credit-Linked Deposits of the LC Facility Lenders, if any, that do not execute and deliver this Amendment as LC Facility A Lenders on or prior to the First Amendment Effective Date; it being understood that (i) Additional Term A Lenders may be Term Lenders prior to the First Amendment Effective Date and (ii) Additional LC Facility A Lenders may be LC Facility Lenders prior to the First Amendment Effective Date.

(5)  In connection with the transactions described in paragraph (2) above, the Term A Loans, including the Additional Term A Loans, shall be used by the Borrowers for the exclusive purpose of refinancing and replacing all of the Term Loans outstanding on and as of the First Amendment Effective Date.

(6)  In connection with the transactions described in paragraph (2) above, the Credit-Linked A Deposits, including the Additional Credit-Linked A Deposits, shall be deposited with the Administrative Agent for the exclusive purpose of refinancing and replacing all of the Credit-Linked Deposits outstanding on and as of the First Amendment Effective Date.

(7)  In connection with the transactions described in paragraph (2) above, the Borrowers shall, on the First Amendment Effective Date, pay to the Administrative Agent, for the ratable account of each of the Term Lenders and LC Facility Lenders, all of the unpaid interest and fees accrued on each of the Term Loans and Credit-Linked Deposits through the First Amendment Effective Date.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below or, in the event that less than all of the Term Lenders or less than all of the LC Facility Lenders approve this Amendment, Section 4 below, the Credit Agreement is hereby amended as follows:

(a) Certain Definitions. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“First Amendment” means that certain Amendment No. 1 to this Agreement, dated as of March 8, 2007, among the Borrowers, the Parent, Denny’s Holdings, DFO, the Administrative Agent and the Lenders party thereto (which Lenders constitute the Required Lenders).

“First Amendment Documents” means, collectively, the First Amendment and all other instruments, certificates or other documents executed and/or delivered by the Borrowers, the Parent, Denny’s Holdings and/or DFO pursuant to or in connection with the First Amendment and the transactions contemplated thereby.

“First Amendment Effective Date” means March 8, 2007.

(b) Repricing.

(i) Applicable Rate. The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (a) thereof in its entirety and substituting the following new clause (a) in lieu thereof: “(a) with respect to any Term Loan, (i) 0.50% per annum, in the case of an ABR Loan, or (ii) 2.00% per annum, in the case of a Eurodollar Loan and”

(ii) LC Facility Participation Fee. Section 2.10(c) of the Credit Agreement is hereby amended by deleting the text “2.25%” set forth in the fourth line thereof and substituting in lieu thereof the text “2.00%”.

(iii) Interim Interest. Section 2.19(g) of the Credit Agreement is hereby amended by deleting the text “2.25%” set forth in the seventh line thereof and substituting in lieu thereof the text “2.00%”.

(c) Future Repricing Consideration. Section 2.10 of the Credit Agreement is hereby amended by (i) redesignating paragraph (f) thereof as paragraph (g) and (ii) inserting the following new paragraph (f) therein immediately prior to such redesignated paragraph (g):

“(f) Notwithstanding anything to the contrary contained herein (including the provisions of Section 2.09 hereof), any voluntary prepayment of the Term Loan or any voluntary reduction of the Total Credit-Linked Deposits that results in the prepayment or reduction of all, but not less than all, of the outstanding Term Loans or Total Credit-Linked Deposits, as the case may be, prior to the one year anniversary of the First Amendment Effective Date with the proceeds of new term loans or credit-linked deposits that have an applicable margin or applicable fee rate, as the case may be, that is less than the Applicable Rate for the Term Loan or the LC Facility Participation Fee, as the case may be, as of the First Amendment Effective Date, may only be made if each Term Lender and/or LC Facility Lender, as the case may be, is paid a prepayment premium of 1.00% of the principal amount of such Term Lender’s Term Loans or such LC Facility Lender’s Credit-Linked Deposit, as the case may be.”

SECTION 2. Further Amendments to the Credit Agreement. In the event that less than all of the Term Lenders or less than all of the LC Facility Lenders approve this Amendment, subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby further amended as follows (it being understood that, in the event that all of the Term Lenders and all of the LC Facility Lenders approve this Amendment and upon the satisfaction of the conditions specified in Section 3 hereof, the provisions of this Section 2 shall not become effective):

(a) Certain Definitions. Section 1.01 of the Credit Agreement is hereby further amended by adding the following new definitions in the appropriate alphabetical order:

“Additional Credit-Linked A Deposit” means any credit-linked deposit deposited or to be deposited with the Administrative Agent pursuant to Section 2.01A(d) of this Agreement on the First Amendment Effective Date.

“Additional LC Facility A Commitment” means the commitment of any Person to deposit Additional Credit-Linked A Deposits with the Administrative Agent on the First Amendment Effective Date in the aggregate initial principal amount set forth opposite the name of such Person under the caption “Additional LC Facility A Commitment” on Schedule 2.01 (as amended by the First Amendment).

“Additional LC Facility A Lender” means any Person with an Additional LC Facility A Commitment to deposit Additional Credit-Linked A Deposits with the Administrative Agent on the First Amendment Effective Date; it being understood that any Additional LC Facility A Lender may be a LC Facility Lender prior to the First Amendment Effective Date.

“Additional Term A Loan Commitment” means the commitment of any Person to make Additional Term A Loans on the First Amendment Effective Date in the aggregate initial principal amount set forth opposite the name of such Person under the caption “Additional Term A Commitment” on Schedule 2.01 (as amended by the First Amendment).

“Additional Term A Lender” means any Person with an Additional Term A Commitment to make Additional Term A Loans to the Borrowers on the First Amendment Effective Date; it being understood that any Additional Term A Lender may be a Term Lender prior to the First Amendment Effective Date.

“Additional Term A Loan” means any term loan made or to be made to the Borrowers pursuant to Section 2.01A(c) of this Agreement on the First Amendment Effective Date.

“Credit-Linked A Deposit” shall mean, as to each LC Facility A Lender, the cash deposit made by such LC Facility A Lender pursuant to Sections 2.01, 2.01A and 2.19(d), as such deposit may be (1) reduced from time to time pursuant to Section 2.09(e), and (2) reduced or increased from time to time pursuant to assignments by or to such LC Facility A Lender pursuant to Section 9.04. The amount of each LC Facility A Lender’s Credit-Linked A Deposit as of the First Amendment Effective Date is equal to such LC Facility A Lender’s LC Facility A Commitment as set forth on Schedule 2.01 (as amended under the First Amendment). It is understood that the amount of a LC Facility A Lender’s Credit-Linked A Deposit will not be decreased by an application thereof to fund such LC Facility A Lender’s Applicable Percentage of an unreimbursed LC Facility LC Disbursement. No LC Facility A Lender shall have any obligation to deposit amounts in the Credit-Linked Deposit Account in excess of such LC Facility A Lender’s LC Facility A Commitment.

“LC Facility A Commitment” means: (a) as to each LC Facility Lender that executes and delivers the First Amendment as a LC Facility Lender on or prior to the First Amendment Effective Date, the commitment and obligation of such LC Facility Lender to exchange, on and as of the First Amendment Effective Date, all of its Credit-Linked Deposits for Credit-Linked A Deposits in the same aggregate original principal amount as the outstanding amount of such LC Facility Lender’s Credit-Linked Deposits immediately prior to the First Amendment Effective Date; and (b) as to each Additional LC Facility A Lender, the commitment and obligation of such LC Facility A Lender to deposit Additional Credit-Linked A Deposits with the Administrative Agent pursuant to Section 2.01A(d) in the aggregate initial principal amount equal to the amount set forth opposite such Additional LC Facility A Lender’s name under the caption “Additional LC Facility A Commitment” on Schedule 2.01 (as amended by the First Amendment).

“LC Facility A Lender” shall mean a Lender with a LC Facility A Commitment or any outstanding Credit-Linked A Deposits.

“Term A Lender” shall mean a Lender with a Term A Loan Commitment or an outstanding Term A Loan.

“Term A Loans” shall mean the term loans made or converted by the Term A Lenders to the Borrowers pursuant to clauses (a) and (c) of Section 2.01A. Each Term A Loan shall be a Eurodollar Loan or an ABR Loan.

“Term A Loan Commitment” means: (a) as to each Term Lender that executes and delivers the First Amendment as a Term Lender on or prior to the First Amendment Effective Date, the commitment and obligation of such Term Lender to exchange, on and as of the First Amendment Effective Date, all of its Term Loans for Term A Loans in the same aggregate original principal amount as the outstanding amount of such Term Lender’s Term Loans immediately prior to the First Amendment Effective Date; and (b) as to each Additional Term A Lender, the commitment and obligation of such Term A Lender to make Additional Term A Loans to the Borrowers pursuant to Section 2.01A(c) in the aggregate initial principal amount not to exceed the amount set forth opposite such Additional Term A Lender’s name under the caption “Additional Term A Commitment” on Schedule 2.01 (as amended under the First Amendment).

“Total Credit-Linked A Deposits” shall mean, at any time, the sum of all the LC Facility A Lenders’ Credit-Linked A Deposits, as the same may be reduced from time to time pursuant to Section 2.09(e).

(b) Amendments to Section 2.01 of the Credit Agreement. Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“SECTION 2.01 Commitments and Funding of Credit-Linked Deposits. Subject to the terms and conditions set forth herein, (a) each Term A Lender agrees to make a Term A Loan to the Borrowers on the First Amendment Effective Date in an aggregate principal amount equal to such Lender’s Term A Loan Commitment in accordance with Section 2.01A; (b) each LC Facility A Lender agrees to deposit with the Administrative Agent on the First Amendment Effective Date, in accordance with Sections 2.01A and 2.19(d), its Credit-Linked A Deposit in an aggregate amount equal to such LC Facility A Lender’s LC Facility A Commitment; and (c) each Revolving Lender agrees to make Revolving Loans to any Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Credit Exposure exceeding such Lender’s Revolving Commitment or (ii) the Aggregate Credit Exposure exceeding the Total Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans. Amounts prepaid or repaid in respect of Term A Loans may not be reborrowed. The Borrowers shall have no right, title or interest in or to the Credit-Linked A Deposits as more fully provided in Section 2.20.”

(c) Section 2.01A of the Credit Agreement. The Credit Agreement is hereby amended by inserting the following new Section 2.01A to the Credit Agreement immediately following existing Section 2.01 of the Credit Agreement:

“SECTION 2.01A Term A Loans and Credit-Linked A Deposits.

(a) Exchange of Term Loans. Subject to the terms and conditions hereof, each Term A Lender that has executed and delivered the First Amendment as a Term Lender on or prior to the First Amendment Effective Date severally agrees to exchange the outstanding amount of all of its Term Loans on and as of the First Amendment Effective Date for a like principal amount of Term A Loans on and as of the First Amendment Effective Date, and, from and after the First Amendment Effective Date, all of such Term Loans so exchanged shall be deemed to have been refinanced in full, and all of such Term A Loans shall be deemed to have been made to the Borrowers pursuant to this Agreement.

(b) Exchange of Credit-Linked Deposits. Subject to the terms and conditions hereof, each LC Facility A Lender that has executed and delivered the First Amendment as a LC Facility Lender on or prior to the First Amendment Effective Date severally agrees to exchange the outstanding amount of all of its Credit-Linked Deposits on and as of the First Amendment Effective Date for a like principal amount of Credit-Linked A Deposits on and as of the First Amendment Effective Date, and, from and after the First Amendment Effective Date, all of such Credit-Linked Deposits so exchanged shall be deemed to have been refinanced in full, and all of such Credit-Linked A Deposits shall be deemed to have been deposited with the Administrative Agent pursuant to this Agreement. The Borrowers hereby direct the Administrative Agent to exchange the Credit-Linked Deposit of each LC Facility Lender that has executed and delivered the First Amendment on or prior to the First Amendment Effective Date for the Credit-Linked A Deposits of such LC Facility Lender for the purposes of effectuating the refinancing and exchange thereof described above.

(c) Additional Term A Loans. Subject to the terms and conditions hereof, each Additional Term A Lender severally agrees to make Additional Term A Loans to the Borrowers on the First Amendment Effective Date in an aggregate original principal amount equal to its Additional Term A Commitment in effect on and as of the First Amendment Effective Date. The Borrowers shall, on and as of the First Amendment Effective Date, refinance with proceeds of the Additional Term A Loans all of the Term Loans of each of the Term Lenders that do not execute and deliver the First Amendment as Term Lenders on or prior to the First Amendment Effective Date.

(d) Additional Credit-Linked A Deposits. Subject to the terms and conditions hereof, each Additional LC Facility A Lender severally agrees to deposit Additional Credit-Linked A Deposits with the Administrative Agent on the First Amendment Effective Date in an aggregate original principal amount equal to its Additional LC Facility A Commitment in effect on and as of the First Amendment Effective Date. The Administrative Agent shall, on and as of the First Amendment Effective Date, deposit all Additional Credit-Linked A Deposits in the Credit-Linked Deposit Account and return the Credit-Linked Deposits of each of the LC Facility Lenders that do not execute and deliver the First Amendment as LC Facility Lenders on or prior to the First Amendment Effective Date to each such LC Facility Lender. The Borrowers hereby direct the Administrative Agent to return the Credit-Linked Deposit of each LC Facility Lender that has not executed and delivered the First Amendment on or prior to the First Amendment Effective Date and to refinance and replace in full each such returned Credit-Linked Deposit with an Additional Credit-Linked A Deposit of an Additional LC Facility A Lender for the purposes of effectuating the refinancing and exchange thereof described above.

(e) Interest and Fees. On the First Amendment Effective Date, the Borrowers shall pay to the Administrative Agent, for the ratable account of all of the Term Lenders and LC Facility Lenders and/or the Administrative Agent, as applicable, all unpaid interest and fees accrued on all of the Term Loans and Credit-Linked Deposits through the First Amendment Effective Date. Any prepayment of the Term Loans shall be accompanied by amounts due under Section 2.14, if any.

(f) Modification of References Regarding Term A Loan, Etc.. From and after the First Amendment Effective Date, the Term A Loans shall have the same terms, rights and obligations as the Term Loans had immediately prior to the First Amendment Effective Date, all as set forth in the Credit Agreement and the other Loan Documents, except, in each case, as modified by the First Amendment, and all references from and after the First Amendment Effective Date to “Term Loans”, “Term Loan Commitment”, and “Term Lender” in the Credit Agreement (including the reference in the amended definitions to the Credit Agreement referred to in Section 1(b) of the First Amendment and the amended Section 2.10(f) to the Credit Agreement referred to in Section 1(c) of the First Amendment) and the other Loan Documents shall (except as the context shall otherwise require) be deemed to be references to “Term A Loans”, “Term A Loan Commitment”, and “Term A Lender”, respectively. For the avoidance of doubt, the Term A Loans, including the Additional Term A Loans, shall constitute Obligations under the Loan Documents, shall be secured by the Collateral and shall be guarantied by the Guarantors pursuant to the terms of the Loan Documents.

(g) Modification of References Regarding Credit-Linked A Deposits, Etc. From and after the First Amendment Effective Date, the Credit-Linked A Deposits shall have the same terms, rights and obligations as the Credit-Linked Deposits had immediately prior to the First Amendment Effective Date, all as set forth in the Credit Agreement and the other Loan Documents, except, in each case, as modified by the First Amendment, and all references from and after the First Amendment Effective Date to “Credit-Linked Deposits”, “LC Facility Commitment”, “LC Facility Lender” and “Total Credit-Linked Deposits” in the Credit Agreement (including references in the amended Section 2.10(f) to the Credit Agreement referred to in Section 1(c) of the First Amendment) and the other Loan Documents shall (except as the context shall otherwise require) be deemed to be references to “Credit-Linked A Deposits”, “LC Facility A Commitment”, “LC Facility A Lender” and “Total Credit-Linked A Deposits”, respectively. For the avoidance of doubt, the Credit-Linked A Deposits, including the Additional Credit-Linked A Deposits, shall constitute Obligations under the Loan Documents, shall be secured by the Collateral and shall be guarantied by the Guarantors pursuant to the terms of the Loan Documents.”

(d) Amendment to Section 2.07 of the Credit Agreement. Section 2.07(a) of the Credit Agreement is hereby amended by deleting clause (i) of such Section 2.07(a) and substituting the following new clause (i) in lieu thereof: “(i) the Term A Loan Commitments shall automatically terminate at 5:00 p.m., New York City time, on the First Amendment Effective Date,”.

(e) Section 5.08A of the Credit Agreement. The Credit Agreement is hereby amended by inserting the following new Section 5.08A to the Credit Agreement immediately following existing Section 5.08 of the Credit Agreement:

“SECTION 5.08A Use of Proceeds of Term A Loans and Credit-Linked A Deposits. Use the proceeds of the Term A Loans to refinance and replace the Term Loans made on the Closing Date under this Agreement. The Credit-Linked A Deposits shall be used to refinance and replace the Credit-Linked Deposits deposited on the Closing Date under this Agreement. The Total Credit-Linked A Deposits are held by the Administrative Agent to support the issuance of LC Facility Letters of Credit.”

(f) Amendment to Schedule 2.01 of the Credit Agreement. Upon the First Amendment Effective Date, Schedule 2.01 to the Credit Agreement shall be amended by the Administrative Agent to reflect (i) the Term A Loan Commitments, including the Additional Term A Loan Commitments and (ii) the LC Facility A Commitments, including the Additional LC Facility A Commitments, in each case, on and as of the First Amendment Effective Date.

SECTION 3. Conditions Precedent to Section 1 Amendments. The amendments set forth in Section 1 of this Amendment (but, for the avoidance of doubt, not the amendments set forth in Section 2 of this Amendment) shall become effective as of the date first above written upon the satisfaction of each of the following conditions precedent, provided, however, that this Section 3 shall only be applicable and the conditions precedent set forth herein shall be conditions to the effectiveness of the amendments set forth in Section 1 of this Amendment only in the event that all of the Term Lenders and all of the LC Facility Lenders approve this Amendment:

(a) The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of the (i) Borrowers, (ii) the Parent, Denny’s Holdings and DFO, (iii) the Required Lenders, (iv) each of the Term Lenders and (v) each of the LC Facility Lenders.

(b) The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document to the Administrative Agent or the applicable Lenders, as the case may be.

SECTION 4. Conditions Precedent to Section 1 and Section 2 Amendments. The amendments set forth in both Section 1 and Section 2 of this Amendment shall become effective as of the date first above written upon the satisfaction of each of the following conditions precedent, provided, however, that this Section 4 shall only be applicable and the conditions precedent set forth herein shall be conditions to the effectiveness of the amendments set forth in Section 1 of this Amendment only in the event that less than all of the Term Lenders or less than all of the LC Facility Lenders approve this Amendment:

(a) The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of the (i) Borrowers, (ii) the Parent, Denny’s Holdings and DFO, (iii) the Required Lenders, (iv) certain of the Term Lenders constituting less than all of the Term Lenders, (v) in lieu of any one or more Term Lenders, one or more Additional Term A Lenders providing Additional Term A Loan Commitments in an aggregate initial amount sufficient to refinance the outstanding amount of all of the Term Loans owed to all such non-executing Term Lenders, (vi) certain LC Facility Lenders constituting less than all of the LC Facility Lenders, and (vii) in lieu of any one or more LC Facility Lenders, one or more Additional LC Facility A Lenders providing Additional LC Facility A Commitments in an aggregate initial amount sufficient to replace the outstanding amount of all of the Credit-Linked Deposits owed to all such non-executing LC Facility Lenders.

(b) A promissory note in the form of Exhibit D to the Credit Agreement executed by the Borrowers in favor of each Term A Lender requesting such a promissory note.

(c) A favorable written opinion of (i) Alston & Bird LLP, counsel for Parent, Denny’s Holdings and the Borrowers and (ii) Reid & Hellyer, California counsel to Denny’s, Inc., in each case, in form and substance satisfactory to the Administrative Agent and the Lenders.

(d) a certificate of the Secretary or Assistant Secretary of each Loan Party substantially as set forth in Exhibit H to the Credit Agreement (with appropriate adjustments) dated the First Amendment Effective Date and certifying that (i) there have been no changes with respect to the certificates (or any of the attachments thereto) of each of the Loan Parties delivered on the Closing Date, (ii) each of the Loan Parties continues to be in good standing in its jurisdiction of organization and (iii) resolutions, a true and complete copy of which are attached to the certificate, have been duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of the First Amendment Documents to which such person is a party and such resolutions have not been modified, rescinded or amended and are in full force and effect.

(e) A Borrowing Request signed by the applicable Borrowers pursuant to Section 2.03 and in connection with the Term A Loans.

(f) The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document to the Administrative Agent or the applicable Lenders, as the case may be.

(g) Following the satisfaction of the other conditions precedent in this Section 4, the Credit-Linked A Deposits to be deposited on the First Amendment Effective Date shall have been deposited with the Administrative Agent.

(h) The representations and warranties set forth in Article III of the Credit Agreement shall be true and correct on and as of the First Amendment Effective Date with the same effect as though made on and as of such date (before and after giving effect to any Borrowing or issuance of a Letter of Credit and to the application of the proceeds therefrom), except to the extent such representations and warranties expressly relate to an earlier date, including those with a corresponding schedule, in which case the representations and warranties that expressly relate to an earlier date shall have been true and correct as of such earlier date.

(i) The Borrowers and each other Loan Party shall be in compliance with all the terms and provisions set forth herein, in the Credit Agreement and in each other Loan Document on its part to be observed or performed, and on the First Amendment Effective Date and immediately to this Amendment, no Event of Default or Default shall have occurred and be continuing.

SECTION 5. Representations and Warranties.

(a) Representations and Warranties in Credit Agreement. The representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents were true and correct in all material respects when made, and continue to be true and correct in all material respects on the date hereof.

(b) Authority, Etc. The execution and delivery by each of the Loan Parties of this Amendment and the performance by each of the Loan Parties of all of its respective agreements and obligations of this Amendment and the other First Amendment Documents (as amended hereby) (i) are within the corporate or company authority of such Loan Party, (ii) have been duly authorized by all necessary corporate or company proceedings by such Loan Party, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Loan Party is subject or any judgment, order, writ, injunction, license or permit applicable to such Loan Party, (iv) do not conflict with any provision of the charter documents of, or any agreement or other instrument binding upon, such Loan Party, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.

(c) Enforceability of Obligations. This Amendment and the other First Amendment Documents, the Credit Agreement and the other Loan Documents as amended hereby constitute the legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their respective terms.

(d) No Default. Immediately before and after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

SECTION 6. Reference to and Effect on the Credit Agreement and Other Loan Documents. (a) Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrowers, Parent, Denny’s Holdings or DFO under the Credit Agreement or any other Loan Document and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle either Borrower, Parent, Denny’s Holdings or DFO to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. From and after the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. For all purposes, this Amendment and all other First Amendment Documents shall constitute the “Loan Documents” under the Credit Agreement.

(b) The Credit Agreement and each of the other Loan Documents, as amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed by each of the Borrowers, Parent, Denny’s Holdings and DFO. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of each of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

SECTION 7. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 8. Counterparts; Amendments. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronically shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Headings, Etc. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment. Whether or not any of the transactions contemplated by the First Amendment are consummated, the Borrowers shall pay, promptly after request by the Administrative Agent, all reasonable out-of-pocket costs, expenses and fees incurred by the Administrative Agent, the Collateral Agent and its Affiliates (including the attorney fees and expenses) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the other First Amendment Documents or any amendments, modifications or waivers of any of the provisions hereof or thereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

DENNY’S, INC.

By: /s/    Alex Lewis
Name: Alex Lewis
Title: Vice President and Treasurer

DENNY’S REALTY, LLC

By: DFO, LLC
Its: Sole Member

By: Denny’s Inc.
Its: Sole Member

By: /s/    Alex Lewis
Name: Alex Lewis
Title: Vice President and Treasurer

DENNY’S CORPORATION

By: /s/    Alex Lewis
Name: Alex Lewis
Title: Vice President and Treasurer

DENNY’S HOLDINGS, INC.

By: /s/    Nicholas Fortuna
Name: Nicholas Fortuna
Title: Vice President

DFO, LLC

By: Denny’s Inc.
Its: Sole Member

By: /s/    Alex Lewis
Name: Alex Lewis
Title: Vice President and Treasurer

[Signature Page to Amendment No. 1 to Denny’s, Inc. Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent and
Collateral Agent,

By: /s/    Tamish U. Eason
Name: Tamisha U. Eason
Title: Vice President

[Signature Page to Amendment No. 1 to Denny’s, Inc. Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as Revolving Issuing Bank and
LC Facility Issuing Bank

By: /s/    John H. Schmidt
Name: John H. Schmidt
Title: Vice President

[Signature Page to Amendment No. 1 to Denny’s, Inc. Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as Lender

By: /s/    John H. Schmidt
Name: John H. Schmidt
Title: Vice President

[Signature Page to Amendment No. 1 to Denny’s, Inc. Amended and Restated Credit Agreement]